Exhibit 99.1

NATURE’S MIRACLE HOLDING INC. RECENTLY RANG THE CLOSING BELL AT NASDAQ, TIMES SQUARE NYC

New York, NY – March 19, 2024 – Nature’s Miracle Holding Inc. (the “Company” or “Nature’s Miracle”) (NASDAQ Global Market: NMHI; NASDAQ Capital Market: NMHIW) Chairman and Chief Executive Officer James Li just recently rang the closing bell at the Nasdaq Stock Market studio in Times Square, New York City. The ceremony signifies the trading of the Company stock under the symbol “NMHI” on The Nasdaq Global Market and the trading of the Company warrants under the symbol “NMHIW” on The Nasdaq Capital Market. Prior to this ceremony, Nature’s Miracle successfully closed its business combination transaction with LBBB Merger Corp. on March 11, 2024. Nature’s Miracle’s management, its board of directors and guests joined in the Nasdaq studios to celebrate this momentous occasion.

Complete video footage can be seen at https://www.nasdaq.com/videos/natures-miracle-inc-rings-the-nasdaq-stock-market-closing-bell.

Management Comments

Per James Li, Chairman and Chief Executive Officer of Nature’s Miracle, “Nature’s Miracle is thrilled and honored to join the Nasdaq family of listed companies. This is another great milestone for our Company and its subsidiaries in North America. We have come a long way to build an innovative controlled environment agricultural companies supplying equipment, controls systems and other CEA technologies and products. Our goal is to bring the best and cost-effective technology to the indoor farm operators in North American so that consumers can have access to fresh and low-cost vegetable products. Our mission is to reduce carbon emission, conserve water and promote energy efficiency for the CEA industry.”

About Nature’s Miracle Holdings Inc.

Nature’s Miracle (www.Nature-Miracle.com) is a growing agriculture technology company providing equipment and services to growers in the Controlled Environment Agriculture (“CEA”) industry which also includes vertical farming in North America. Nature’s Miracle offers hardware to design, build and operate various indoor growing settings including greenhouse and indoor-growing spaces. Nature’s Miracle, through its two wholly-owned subsidiaries (Visiontech Group, Inc. and Hydroman, Inc.), provides grow lights as well as other hydroponic products to hundreds of indoor growers in North America.

Important Information About Press Release

This press release includes information about a bell ringing ceremony. This occurred on March 14, 2024 at the Nasdaq Market studios in New York City. More information can be obtained on Nasdaq.com

This press release contains the chairman’s comments on the listing of Nature’s Miracle. Such comments are not construed to imply immediate and assured access to the capital markets, whether in the form of debt or equity capital. Such comments are not construed to imply growth of revenue and market share as a result of visibility of the Nasdaq ceremonies and this press release(s) and does not construe increased abilities to obtain supplier and business partnerships as a result of this announcement.

This press release contains references to clearance and approvals from the Securities and Exchange Commission (SEC), the closing of the business combination transaction involving Nature’s Miracle and Lakeshore Acquisition II. A full description of the terms of the business combination have been provided in a Registration Statement on Form S-4 and subsequent SEC filings. The SEC filings can be obtained on sec.gov or by writing directly to Nature’s Miracle Holding Inc., 858 N. Central Ave., Upland, CA 91786.

This press release does not contain all the information that should be considered concerning the stock of Nature’s Miracle, its warrants, and its related businesses. The press release is not intended to form the basis of any investment decision or any other decision in respect to the listing on Nasdaq, or approval by the SEC.

Forward-looking Statements

Except for historical information contained herein, this press release contains certain “forward-looking statements” within the meaning of the federal U.S. securities laws with respect to the Nasdaq listing and business of Nature’s Miracle; other future references such as the benefits of the Nasdaq listing and SEC approval, the amount and potential funding of new capital, the services and markets of Nature’s Miracle, our expectations regarding future growth, results of operations, performance, future capital and other expenditures, competitive advantages, business prospects and opportunities, future plans and intentions, results, level of activities, performance, goals or achievements or other future events. These forward-looking statements generally are identified by words such as “anticipate,” “believe,” “expect,” “may,” “could,” “will,” “potential,” “intend,” “estimate,” “should,” “plan,” “predict,” or the negative or other variations of such statements, reflect our management’s current beliefs and assumptions and are based on the information currently available to our management. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: (i) the risk that the business and revenue prospects of Nature’s Miracle may not materialize which may adversely affect the price of Nature Miracle’s securities; (ii) the listing is not a conventional initial public offering, no sale of stock and immediate cash infusion occurs for the Company; the Company can continue facing the risk that the capital markets may not provide capital or liquidity options whether in the form of issuing equity or debt instruments; (iii) the failure to fulfill debt obligations due to service providers related to the listing and SEC approval since the application was submitted in late 2022l (iv) the occurrence of any unforeseen event that would impact continued listing on the Nasdaq exchange; (v) the effect of the announcement or visibility of the Nasdaq listing on Nature’s Miracle’s business relationships, operating results and business generally; (vi) risks that new debt levels and capitalization of the merged Company poses continued risks and potentially influence its abilities to secure additional debt or bank financing; (vii) the outcome of any legal proceedings that may be instituted against Nature’s Miracle or the listing of its securities; (viii) the ability to maintain the listing of Nature’s Miracle’s securities on The Nasdaq Global Market and The Nasdaq Capital Market, as applicable; (ix) changes in the competitive industries in which Nature’s Miracle operates, variations in operating performance across competitors, changes in laws and regulations affecting Nature’s Miracle’s business and changes in the combined capital structure; (x) the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (xi) the risk of downturns in the market and Nature’s Miracle’s industry including, but not limited to market prices of indoor grower’s produce, transportation costs, competition with outdoor growers and demand in the consumer marketplace ; (xii) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; (xiii) risks and uncertainties related to Nature’s Miracle’s business, including, but not limited to risks relating to the uncertainty of the projected financial information with respect to Nature’s Miracle risks relating to Nature’s Miracle’s being unable to renew the leases of their facilities and warehouses; Nature’s Miracle’s ability to grow the size of its organization and management in response of the increase of sales and marketing infrastructure; risks relating to potential tariffs or a global trade war that could increase the cost of Nature’s Miracle’s products; risks relating to product liability lawsuits that could be brought against Nature’s Miracle;; Nature’s Miracle’s ability to formulate, implement and modify as necessary effective sales, marketing, and strategic initiatives to drive revenue growth; Nature’s Miracle’s ability to expand internationally; acceptance by the marketplace of the products and services that Nature’s Miracle markets; and government regulations and Nature’s Miracle’s ability to obtain applicable regulatory approvals and comply with government regulations. The foregoing list of factors is not exclusive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of proxy statement, when available, and other documents filed by Nature’s Miracle from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and neither Nature’s Miracle assume any obligation to update or revise any forward-looking statements or other information contained herein, whether as a result of new information, future events or otherwise. You are cautioned not to put undue reliance on these forward-looking statements. Nature’s Miracle does not give any assurance that the Company will achieve its expectations.

Non-solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential business combination or any other matter and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Nature’s Miracle, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Contacts

info@nature-miracle.com

George.yutuc@nature-miracle.com